UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 18, 2021

Date of Report (Date of earliest event reported)

ICC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-38046	81-3359409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

225 20th Street, Rock Island, Illinois		61201
(Address of principal executive offices)		(Zip Code)

(309) 793-1700 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ICCH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2021, ICC Holdings, Inc. (the “Parent”), Illinois Casualty Company, the Parent’s wholly-owned subsidiary and an Illinois insurance company (the “Company”), and Arron K. Sutherland, President and Chief Executive Officer of the Parent and the Company, entered into a deferred compensation agreement, effective as of January 1, 2021 (the “Agreement”), which, among other things, (a) replaced the existing deferred compensation agreement entered into among the Company and Mr. Sutherland in November 2012, and (b) requires the Company to make payments to Mr. Sutherland following his sixty-second birthday.  If Mr. Sutherland dies prior to the first day of the month following his sixty-second birthday, the Company shall pay monthly installments of $16,667.67 for a continuous period of one hundred twenty months (the “Payment Term”) to his beneficiary or beneficiaries.  If Mr. Sutherland continues his employment as a full-time employee until his sixty-second birthday, the Company shall pay Mr. Sutherland, upon his separation from service, monthly installments of $16,667.67 for the Payment Term.  If Mr. Sutherland’s separation from service is prior to his sixty-second birthday, the Company shall pay Mr. Sutherland, following his separation from service, monthly installments for the Payment Term of (x) $4,166.67 if his separation occurs prior to November 20, 2022, (y) $8,333.33 if his separation occurs after November 21, 2022 and prior to November 20, 2027, and (z) $12,500 if his separation occurs after November 21, 2027 and prior to September 21, 2030.  Additionally, the Agreement provides that, the Company, upon Mr. Sutherland’s separation from service, will receive a “gross up” of his salary to cover his additional employment taxes resulting from his benefits becoming ascertainable.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits:

10.1Deferred Compensation Agreement, dated March 18, 2021, among ICC Holdings, Inc., Illinois Casualty Company, and Arron K. Sutherland.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICC HOLDINGS, INC.

Dated: March 19, 2021

	By:	/s/ Arron K. Sutherland
Arron K. Sutherland
President, Chief Executive Officer and Director